Exhibit 10.14

Please be advised that certain identified information has been excluded in this Exhibit because it is the type of information that the registrant treats as private or confidential and is (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that has been redacted/omitted is symbolized by “[***]”.

FOURTH AMENDMENT TO

DISTRIBUTION AND SERVICES AGREEMENT

This Fourth Amendment to Distribution and Services Agreement (this “Fourth Amendment”) is made by and between BioStem Technologies, Inc., a Delaware corporation (“Company”) and Venture Medical, LLC, a Montana limited liability company (“Distributor”), and is effective as of July 17, 2025 (the “Amendment Effective Date”).

WHEREAS, the Parties entered into a Distribution and Services Agreement effective September 8, 2023 (the “Original Agreement”); and

WHEREAS, the Parties agreed to amend the Original Agreement on March 1, 2024 (the “First Amendment”) to change certain provisions; and

WHEREAS, the Parties agreed to amend the Original Agreement, as modified by the First Amendment, on October 8, 2024 (the “Erroneous Second Amendment”) to change certain provisions;

WHEREAS, the Parties agreed to amend the Original Agreement, as modified by the First Amendment and Erroneous Second Amendment, on October 8, 2024 (the “Amended and Restated Second Amendment”) to change certain provisions (i.e., correct errors in Exhibit B);

WHEREAS, the Parties agreed to amend the Original Agreement, as modified by the Third Amendment, on June 1, 2025 (the “Third Amendment”) to change certain provisions; and

WHEREAS, the Parties desire to amend certain provisions of the Original Agreement, as modified by the First Amendment, Erroneous Second Amendment, the Amended and Restated Second Amendment, and the Third Amendment as set forth in this Fourth Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the undersigned hereby agree as follows:

1. Recitals; Definitions. Each and all of the foregoing recitals are true and correct and are incorporated herein by reference. The Original Agreement, as modified by the First Amendment, the Amended and Restated Second Amendment, and the Third Amendment is referred to herein as the “Current Agreement.” All capitalized terms used but not defined in this Fourth Amendment shall have the meaning set forth in the Current Agreement.

2. Amendment of Exhibit B. Exhibit B to the Current Agreement is hereby deleted and Exhibit B hereto is substituted therefor.

3. Entire Agreement. This Fourth Amendment constitutes the entire understanding to date of the Parties hereto regarding the subject matter of this Fourth Amendment and supersedes all prior and contemporaneous oral and written agreements of the Parties thereto with respect to the subject matter of this Fourth Amendment.

4. Counterparts. This Fourth Amendment may be executed in any number of counterparts with the same effect as if all of the Parties to this Fourth Amendment had signed the same document. All counterparts shall be construed together and shall constitute one agreement. A signed copy of this Fourth Amendment delivered by facsimile, email, or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed to have the same legal effect as delivery of an original signed copy of this Fourth Amendment.

5. Conflicting Provisions. This Fourth Amendment is intended to supplement the Current Agreement, and the provisions of this Fourth Amendment and the Current Agreement shall be construed to the maximum extent possible in the manner necessary to avoid any conflict between their respective terms and conditions. In the event of any irreconcilable conflict between the terms of this Fourth Amendment and the Current Agreement, the terms of this Fourth Amendment shall govern and control.

IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to be executed as of the Effective Date by their respective duly authorized officers.

Company:		Distributor:

BioStem Technologies, Inc.		Venture Medical, LLC

BY:	/s/ Jason Matuszewski	BY:	/s/ J. Michael Schroeder
NAME:	Jason Matuszewski	NAME:	J. Michael Schroeder
TITLE:	Chief Executive Officer	TITLE:	Executive Vice President

DATE:	24/07/2025	DATE:	24/07/2025

EXHIBIT B

VENTURE PURCHASE PRICES

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